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Scudder Multi-Market Income Trust

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

	Nasdaq Symbol	CUSIP Number
Scudder Multi-Market Income Trust	KMM	81118Q101

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.17%	3.35%	3.39%	6.57%
Based on Market Price	-4.18%	7.36%	2.92%	6.63%

Net Asset Value and Market Price
	As of 11/30/02	As of 11/30/01
Net Asset Value	$ 7.52	$ 8.04
Market Price	$ 7.33	$ 8.52

Distribution Information
Twelve Months: Income Dividends	$ .84[b]
November Income Dividend	$ .0675
Current Annualized Distribution Rate (based on Net Asset Value)+	10.77%
Current Annualized Distribution Rate (based on Market Price)+	11.05%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Includes $.04 per share of return of capital for tax purposes.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Multi-Market Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Multi-Market Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as sub-advisor to the fund, effective September 9, 2002. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Jan C. Faller

Managing Director of Deutsche Asset Management and Lead Manager of the Trust.

• Joined Deutsche Asset Management in 1999 and the Trust team in 2000.

• Over 12 years of investment industry experience.

• PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

• MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in March 1998 and the Trust team in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in 1996 and the Trust team in 2002.

• Portfolio Manager for stable value strategies, responsible for overseeing the group's stable value and bond index efforts in asset-backed and mortgage-backed securities as well as other financial instruments underlying synthetic GICs: New York.

• MBA, Yale University.

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Multi-Market Income Trust, discusses market conditions and the Trust's investment strategy during the 12-month period ended November 30, 2002.

Q: How would you characterize the market environment for the Trust during the period?

A: Both emerging markets and the US high-yield market were especially uneven over the past 12 months. In emerging markets, the biggest story was the Brazilian elections, which dominated headlines and led to significant declines in prices of emerging-market securities. This volatility was in contrast to the first few months of the reporting period, when the environment for emerging markets was quite positive. During that period, demand from investors was high, and economic fundamentals were strong. A number of oil-exporting countries benefited from rising oil prices. At the same time, low interest rates and expectations of global economic stabilization provided an encouraging backdrop. Toward the middle of 2002, however, we saw a sharp correction in emerging-market fixed-income prices. Declining growth expectations, as well as continuing negative sentiment toward Brazil, led to increased risk aversion.

However, as Brazil's election approached, and as the nongovernment candidate, Luiz Inacio Lula da Silva, adopted a more market-friendly tone, prices for that country's debt found a floor. Meanwhile, increased political stability and strong oil prices helped Russia perform strongly. Mexico also recovered after a volatile July, maintaining its status as a flight-to-quality country in Latin America. Now the market awaits word from Brazil about the type of economic team Lula da Silva will put in place.

In the United States, the high-yield market performed well in the first six months of the reporting period, recovering nicely after September 11, 2001. The first quarter of this year, and part of the second quarter, were strong. After that, however, the high-yield market began to struggle significantly. The struggle was driven by two forces. The first was a sell-off in sympathy with continued weakness in the stock market. Second, holders of high-yield securities became less comfortable with risk, partly because of the corporate fraud and accounting scandals that were coming to light. As a result, they demanded higher yields to compensate for the perceived increased risk. The Trust's performance reflected both of those developments, as high-yield represented approximately 50 percent of assets of the Trust for most of the period. It did well relative to its peers in the first six months of the period but faded in the last six months as a result of the fairly aggressive sell-off in the high-yield market.

Q: How did the Trust perform over the 12 months ended November 30, 2002?

A: Over the 12-month period ended November 30, 2002, the Trust's total return was 4.17 percent based on net asset value. The Trust's return based on its market price was -4.18 percent. This compares with a 3.24 percent return for the typical peer in the Lipper General Bond Funds category for closed-end funds (based on net asset value) during the period.

Q: What were some of the other factors affecting the Trust's performance?

A: The Trust did not hold any US investment-grade corporate credits in the portfolio during the period. That helped the Trust, as it avoided many of the companies that were affected, fairly or unfairly, by the accounting scandals. However, compared with its peers, the Trust had a relatively high exposure to Brazil, a position that detracted from performance.

Apart from Brazil, the Trust benefited from country selection in emerging markets. For example, the Trust's exposure to Russia and Mexico contributed to performance as these countries benefited from rising oil prices and increased investor demand. Russia's returns were further boosted by the improving economic and political environment within that country. Mexico, meanwhile, benefited from the budding US recovery. Finally, both Mexico and Russia received credit upgrades from major rating agencies over the past six months.

The Trust's exposure to emerging markets neither increased nor decreased over the past year. However, as concerns about Brazil grew, we shifted some assets from that country and other higher-risk markets to places where we believed there to be less risk, such as Bulgaria and Mexico.

The Trust also uses a "cp conduit," which means we raise money in the short-term commercial paper market. Thus, the Trust is borrowing money at short-term interest rates and then investing the money in longer-term securities, which typically pay higher rates.

Q: What is your outlook for emerging-markets and high-yield debt over the coming months?

A: We think the prospects for the emerging-markets asset class remain favorable, particuarly in Brazil, at least while the Lula "honeymoon" continues. A responsible economic team in Brazil would help secure the longer-term outlook for Latin America. Overall, external conditions remain key. While recent stability in global equity markets has helped, renewed weakness would place pressure on all emerging markets. A continuation of low interest rates by the US Federal Reserve Board and - possibly - the European Central Bank would provide a staging ground for further strong performance.

In the corporate market, we believe the outlook is gloomier among many market participants than is warranted. Many of them are looking for a return of the kind of growth we saw in the mid-1990s. If we can maintain a more-sustainable growth rate of 1.5 percent to 2.5 percent a year, we feel that level, along with the improving earnings picture, will be adequate. As long as this environment continues, we believe the portfolio's high-yield exposure - combined with its emerging-markets exposure - should help the Trust maintain its price stability while it provides attractive income potential to investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Foreign Bonds - US$ Denominated	48%	40%
Corporate Bonds	39%	47%
Foreign Bonds - Non-US$ Denominated	8%	4%
Other	4%	4%
US Government Agency Pass-Thrus	1%	5%
	100%	100%

Quality	11/30/02	11/30/01

AAA	4%	8%
BBB	13%	7%
BB	28%	23%
B	44%	52%
Other	11%	10%
	100%	100%

Interest Rate Sensitivity	11/30/02	11/30/01

Average Maturity	11.8 years	8.6 years
Duration	5.5 years	4.9 years

Asset allocation, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Principal Amount ($) (c)	Value ($)

Corporate Bonds 47.1%
Consumer Discretionary 15.5%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	190,000	73,150
10.25%, 6/15/2011*	385,000	152,075
Advantica Restaurant Co., 11.25%, 1/15/2008	113,638	85,229
American Achieve Corp., 11.625%, 1/1/2007	245,000	259,700
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	260,000	169,000
Ameristar Casino, Inc., 10.75%, 2/15/2009	390,000	428,025
AOL Time Warner, Inc., 5.625%, 5/1/2005	75,000	75,711
Avondale Mills, Inc., 10.25%, 5/1/2006	515,000	463,500
Boca Resorts, Inc., 9.875%, 4/15/2009	930,000	964,875
Buffets, Inc., 11.25%, 7/15/2010	145,000	134,850
Charter Communications Holdings LLC:
8.625%, 4/1/2009	120,000	58,800
Step-up Coupon, 0.0% to 1/15/2007, 12.125% to 1/15/2012	90,000	24,300
Step-up Coupon, 0.0% to 5/15/2006, 11.75 to 5/15/2011	505,000	146,450
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	360,000	381,600
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	75,000	79,500
Cinemark USA, Inc.:
8.5%, 8/1/2008	405,000	381,713
Series D, 9.625%, 8/1/2008	250,000	245,000
Circus & Eldorado, 10.125%, 3/1/2012	240,000	234,300
Clear Channel Communication, Inc., 8.0%, 11/1/2008	285,000	306,375
Cox Communications, Inc., 7.125%, 10/1/2012	75,000	78,796
CSC Holdings, Inc., 7.875%, 12/15/2007	680,000	644,300
Dana Corp., 10.125%, 3/15/2010	380,000	389,500
DIMON, Inc.:
8.875%, 6/1/2006	245,000	249,288
Series B, 9.625%, 10/15/2011	410,000	434,600
EchoStar Communications Corp.:
9.25%, 2/1/2006	550,000	563,750
9.375%, 2/1/2009	660,000	679,800
Eldorado Resorts LLC, 10.5%, 8/15/2006	605,000	601,219
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	100,000	93,500
Gap, Inc., 5.625%, 5/1/2003	250,000	250,000
Guitar Center Management, 11.0%, 7/1/2006	1,645,000	1,661,450
Herbst Gaming, Inc., 10.75%, 9/1/2008	190,000	198,550
Hilton Hotels Corp.:
7.625%, 12/1/2012	345,000	347,486
8.25%, 2/15/2011	55,000	57,757
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,252,000	1,308,340
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	150,000	15
Insight Communications, Step-up Coupon, 0.0% to 2/15/2006, 12.25% to 2/15/2011	245,000	121,275
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	540,000	464,400
International Game Technology, 8.375%, 5/15/2009	490,000	545,125
Jacobs Entertainment Co., 11.875%, 2/1/2009	190,000	198,075
Krystal, Inc., 10.25%, 10/1/2007	210,000	193,463
Levi Strauss & Co., 12.25%, 12/15/2012	110,000	108,625
MGM Mirage, Inc.:
8.5%, 9/15/2010	485,000	527,639
9.75%, 6/1/2007	395,000	435,488
Mohegan Tribal Gaming Authority:
8.375%, 7/1/2011	295,000	312,700
8.75%, 1/1/2009	100,000	107,000
Mothers Work, Inc., 11.25%, 8/1/2010	145,000	153,700
National Vision, Inc., 12.0%, 3/30/2009	1,164,090	663,531
Nextmedia Operating, Inc., 10.75%, 7/1/2011	300,000	313,500
NTL, Inc., Series B, 11.5%, 2/1/2006*	265,000	26,500
Park Place Entertainment Corp., 9.375%, 2/15/2007	580,000	616,975
PRIMEDIA, Inc.:
7.625%, 4/1/2008	185,000	165,113
8.875%, 5/15/2011	265,000	244,463
Renaissance Media Group, Step-up Coupon, 0.0% to 4/15/2003, 10.0% to 4/15/2008	490,000	392,000
Rent-A-Center, Inc., 11.0%, 8/15/2008	80,000	86,000
Restaurant Co., Step-up Coupon, 0.0% to 5/15/2003, 11.25% to 5/15/2008	381,879	282,590
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	95,000	97,850
Scientific Games Corp., 12.5%, 8/15/2010	167,000	188,710
Sealy Mattress Co., Series B, Step-up Coupon, 0.0% to 12/15/2002, 10.875% to 12/15/2007	855,000	846,450
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	220,000	229,625
Six Flags, Inc., 10.0%, 4/1/2008	610,000	579,500
Sonic Automotive, Inc., 11.0%, 8/1/2008	485,000	509,250
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	1,540,000	1,609,300
Series B, 11.875%, 11/15/2008	579,000	607,950
Venetian Casino Resort LLC, 11.0%, 6/15/2010	385,000	400,400
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	315,000	313,425
YUM! Brands, Inc., 7.7%, 7/1/2012	125,000	130,313
		23,693,439
Consumer Staples 2.9%
Agrilink Foods, Inc., 11.875%, 11/1/2008	610,000	648,125
Delhaize America, Inc., 8.125%, 4/15/2011	85,000	76,669
Doane Pet Care Co., 9.75%, 5/15/2007	195,000	150,150
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	265,000	265,000
Fleming Companies, Inc.:
9.25%, 6/15/2010	90,000	75,600
9.875%, 5/1/2012	425,000	259,250
10.125%, 4/1/2008	570,000	498,750
IMC Global, Inc., 10.875%, 6/1/2008	175,000	194,469
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	510,000	525,300
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	105,000	117,075
PSF Group Holdings, Inc., 9.25%, 6/15/2011	115,000	86,250
Salton, Inc., 12.25%, 4/15/2008	285,000	279,300
Service Corp. International, 7.7%, 4/15/2009	690,000	662,400
Smithfield Foods, Inc., 8.0%, 10/15/2009	50,000	50,813
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	435,000	441,525
Swift & Co., 10.125%, 10/1/2009	50,000	46,250
US Can Corp., Series B, 12.375%, 10/1/2010	160,000	74,400
		4,451,326
Energy 3.8%
Avista Corp., 9.75%, 6/1/2008	620,000	585,900
Chesapeake Energy Corp.:
8.125%, 4/1/2011	260,000	273,000
9.0%, 8/15/2012	395,000	420,675
Consumers Energy Co.:
6.25%, 9/15/2006	160,000	157,987
6.375%, 2/1/2008	50,000	49,553
Continental Resources, Inc., 10.25%, 8/1/2008	290,000	249,400
Edison Mission Energy, 7.73%, 6/15/2009	645,000	270,900
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	220,000	216,825
Key Energy Services, Inc., 14.0%, 1/15/2009	103,000	118,450
Nevada Power Co., 10.875%, 10/15/2009	50,000	50,500
Newpark Resources, Inc., 8.625%, 12/15/2007	150,000	143,250
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	110,000	88,171
7.95%, 3/15/2023	235,000	205,267
Parker Drilling Co., Series B, 10.125%, 11/15/2009	340,000	346,800
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	90,000	8,100
Petro Stopping Centers, 10.5%, 2/1/2007	830,000	747,000
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	65,000	65,547
7.5%, 4/15/2012	185,000	199,202
Plains All American Pipeline, 7.75%, 10/15/2012	50,000	51,750
Pride International, Inc., 10.0%, 6/1/2009	205,000	223,450
Stone Energy Corp., 8.75%, 9/15/2007	260,000	270,400
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	115,000	81,650
Transocean, Inc., 9.5%, 12/15/2008	60,000	73,169
Westar Energy, Inc., 7.875%, 5/1/2007	410,000	410,000
Western Resources, Inc., 9.75%, 5/1/2007	120,000	108,000
Westport Resources Corp., 8.25%, 11/1/2011	340,000	353,600
		5,768,546
Financials 1.7%
Capstar Hotel Co., 8.75%, 8/15/2007	240,000	163,200
Corrections Corp. of America, 9.875%, 5/1/2009	330,000	352,275
FRD Acquisition, Series B, 12.5%, 7/15/2004*	80,000	0
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	605,000	595,925
Household Finance Corp.:
5.75%, 1/30/2007	95,000	94,232
6.375%, 11/27/2012	190,000	190,066
7.35%, 11/27/2032	110,000	111,335
LaBranche & Co., Inc., 12.0%, 3/2/2007	285,000	316,350
Meristar Hospitality Corp., 9.0%, 1/15/2008	340,000	314,500
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	140,000	140,350
R.H. Donnelly Finance Corp.:
8.875%, 12/15/2010	65,000	68,088
10.875%, 12/15/2012	170,000	180,413
Xerox Credit Corp., 7.0%, 6/9/2003	105,000	99,750
		2,626,484
Health Care 1.8%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	50,000	51,750
Amerisourcebergen Corp., 7.25%, 11/15/2012	135,000	140,400
Health Care Service Corp., 7.75%, 6/15/2011	275,000	293,156
HealthSouth Corp.:
7.0%, 6/15/2008	450,000	366,750
7.625%, 6/1/2012	885,000	734,550
Insight Health Services, Series B, 9.875%, 11/1/2011	150,000	147,750
Magellan Health Services, Inc.:
9.0%, 2/15/2008	375,000	65,625
9.375%, 11/15/2007	50,000	36,000
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	350,000	343,000
MedQuest, Inc., 11.875%, 8/15/2012	50,000	51,250
Ndchealth Corp., 10.5%, 12/1/2012	90,000	89,550
Omnicare, Inc., Series B, 8.125%, 3/15/2011	120,000	129,000
Radiologix, Inc., 10.5%, 12/15/2008	245,000	238,875
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	145,000	139,925
		2,827,581
Industrials 11.4%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	455,000	457,275
Series B, 8.5%, 12/1/2008	505,000	515,100
9.25%, 9/1/2012	80,000	82,800
Series B, 10.0%, 8/1/2009	410,000	414,100
Atlantis Group, Inc., 11.0%, 2/15/2003	450,000	450,000
AutoNation, Inc., 9.0%, 8/1/2008	375,000	393,750
Avis Group Holdings, Inc., 11.0%, 5/1/2009	775,000	837,969
Buckeye Technologies, Inc.:
8.25%, 12/15/2005	230,000	209,300
9.25%, 9/15/2008	185,000	161,181
Caraustar Industries, Inc., 7.375%, 6/1/2009	75,000	73,619
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	110,000	108,900
Coinmach Corp., 9.0%, 2/1/2010	560,000	588,000
Collins & Aikman Products:
10.75%, 12/31/2011	105,000	101,325
11.5%, 4/15/2006	290,000	246,500
Congoleum Corp., 8.625%, 8/1/2008	500,000	325,000
CP Ships Ltd., 10.375%, 7/15/2012	280,000	296,800
Day International Group, Inc., 11.125%, 6/1/2005	390,000	393,900
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	305,000	122,000
DR Horton, Inc., 7.5%, 12/1/2007	130,000	129,675
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,085,000	109
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	320,000	217,600
Equistar Chemicals LP:
8.75%, 2/15/2009	820,000	738,000
10.125%, 9/1/2008	550,000	528,000
Fairchild Corp., 10.75%, 4/15/2009	295,000	295,000
Ferro Corp., 9.125%, 1/1/2009	95,000	97,723
Fibermark, Inc., 10.75%, 4/15/2011	305,000	305,000
Flowserve Corp., 12.25%, 8/15/2010	149,000	160,920
Fort James Corp., 6.875%, 9/15/2007	290,000	275,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	115,000	103,946
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	115,000	84,152
7.857%, 8/15/2011	445,000	320,908
8.125%, 3/15/2003	190,000	189,994
Grove Holdings LLC, Step-up Coupon, 0.0% to 5/1/2003, 11.625% to 5/1/2009*	100,000	10
Grove Investors, Inc., 14.5%, 5/1/2010*	229,720	0
GS Technologies:
12.0%, 9/1/2004*	76,805	7,680
12.25%, 10/1/2005*	1,610,000	80,500
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	360,000	187,200
Hercules, Inc.:
6.6%, 8/1/2027	50,000	49,000
11.125%, 11/15/2007	340,000	374,000
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	95,000	99,988
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	400,000	414,000
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	70,000	63,000
Kansas City Southern:
7.5%, 6/15/2009	335,000	349,238
9.5%, 10/1/2008	190,000	208,050
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	525,000	504,000
Knoll, Inc., 10.875%, 3/15/2006	114,000	111,435
La Petite Academy, Inc., 10.0%, 5/15/2008	840,000	436,800
Louisiana Pacific Corp., 10.875%, 11/15/2008	160,000	170,000
Lyondell Chemical Co., 10.875%, 5/1/2009	50,000	46,250
MDC Holdings, Inc., 7.0%, 12/1/2012	135,000	133,650
Metaldyne Corp., 11.0%, 6/15/2012	185,000	153,550
Millennium America, Inc.:
7.0%, 11/15/2006	550,000	533,500
9.25%, 6/15/2008	290,000	303,050
9.25%, 6/15/2008	565,000	590,425
Motors and Gears, Inc., 10.75%, 11/15/2006	160,000	137,600
Navistar International Corp., 9.375%, 6/1/2006	130,000	126,100
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	65,000	67,925
Phelps Dodge Corp., 8.75%, 6/1/2011	100,000	102,033
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	335,000	3,350
Resolution Performance Products LLC, 13.5%, 11/15/2010	165,000	179,025
Samsonite Corp., 10.75%, 6/15/2008	445,000	360,450
Standard Pacific Corp., 8.5%, 4/1/2009	80,000	82,000
Sybron Dental Specialties, 8.125%, 6/15/2012	50,000	50,500
Terex Corp., 8.875%, 4/1/2008	395,000	373,275
Texas Petrochemicals Corp., 11.125%, 7/1/2006	85,000	49,300
Toll Corp., 8.0%, 5/1/2009	50,000	50,500
Trico Marine Services, 8.875%, 5/15/2012	245,000	227,238
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	290,000	261,000
10.75%, 4/15/2008	685,000	722,675
Xerox Corp.:
5.5%, 11/15/2003	205,000	197,825
9.75%, 1/15/2009	480,000	460,800
		17,490,968
Information Technology 0.8%
Amkor Technology, Inc., 9.25%, 5/1/2006	50,000	48,250
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	305,000	291,275
Series B, 6.5%, 4/15/2008	95,000	89,775
Seagate Technology Holdings, 8.0%, 5/15/2009	340,000	353,600
Solectron Corp.:
7.375%, 3/1/2006	115,000	109,250
9.625%, 2/15/2009	345,000	339,825
		1,231,975
Materials 4.8%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	110,000	111,189
American Plumbing & Mechanical, Inc., 11.625%, 10/15/2008	50,000	16,000
Berry Plastics Corp., 10.75%, 7/15/2012	225,000	244,125
Dayton Superior Corp., 13.0%, 6/15/2009	155,000	127,100
Dex Media East LLC:
9.875%, 11/15/2009	355,000	378,075
12.125%, 11/15/2012	570,000	617,738
Dimac Corp., 12.5%, 10/1/2008*	1,030,000	10,300
Foamex LP, 10.75%, 4/1/2009	170,000	122,400
Fonda Group, 9.5%, 3/1/2007	1,380,000	669,300
Georgia-Pacific Corp.:
7.5%, 5/15/2006	515,000	486,675
Debenture, 7.7%, 6/15/2015	445,000	378,250
8.125%, 5/15/2011	175,000	166,250
Greif Brothers Corp., 8.875%, 8/1/2012	255,000	266,475
Lyondell Chemical Co., 9.5%, 12/15/2008	490,000	482,650
Metals USA, Inc., 8.625%, 2/15/2008*	175,000	49,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	390,000	358,800
Owens-Brockway Glass Container:
8.75%, 11/15/2012	205,000	211,919
8.875%, 2/15/2009	455,000	473,200
Owens-Illinois, Inc.:
7.5%, 5/15/2010	110,000	102,300
7.85%, 5/15/2004	95,000	94,050
Republic Technologies International LLC, 13.75%, 7/15/2009*	730,000	29,200
Riverwood International Corp., 10.875%, 4/1/2008	760,000	775,200
Schuler Homes, Inc.:
9.375%, 7/15/2009	250,000	260,000
10.5%, 7/15/2011	345,000	358,800
Stone Container Corp., 9.75%, 2/1/2011	240,000	261,600
Toll Corp.:
7.75%, 9/15/2007	105,000	105,263
8.125%, 2/1/2009	100,000	102,000
8.25%, 2/1/2011	50,000	51,250
8.75%, 11/15/2006	50,000	51,625
		7,360,734
Telecommunication Services 3.4%
American Tower Corp., 9.375%, 2/1/2009	315,000	241,763
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	505,000	484,800
Avaya, Inc., 11.125%, 4/1/2009	610,000	539,850
Celcaribe SA, 14.5%, 3/15/2004	450,000	216,000
Century Communications Corp.:
8.375%, 11/15/2017*	60,000	15,600
8.75%, 10/1/2007*	180,000	46,800
8.875%, 1/15/2007*	50,000	13,000
Crown Castle International Corp.:
9.375%, 8/1/2011	130,000	109,200
10.625%, 11/15/2007	385,000	350,350
FairPoint Communications, Inc., 12.5%, 5/1/2010	50,000	32,250
ICG Holdings, Inc., 13.5%, 9/15/2005*	1,285,000	3,213
Impsat Corp., 12.375%, 6/15/2008*	440,000	13,200
Level 3 Communications, Inc., 11.0%, 3/15/2008	190,000	116,850
Motorola, Inc., 7.625%, 11/15/2010	80,000	80,600
Nextel Communications, Inc.:
9.375%, 11/15/2009	50,000	46,500
9.5%, 2/1/2011	590,000	545,750
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	150,000	375
Step-up Coupon, 0.0% to 4/15/2003, 9.45% to 4/15/2008*	240,000	600
Step-up Coupon, 0.0% to 6/1/2004, 12.25% to 6/1/2009*	500,000	1,250
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	75,000	63,375
7.0%, 8/3/2009	765,000	478,125
7.625%, 8/2/2021	185,000	98,975
Qwest Corp.:
5.625%, 11/15/2008	1,075,000	924,500
8.875%, 3/15/2012	70,000	67,550
Sprint Capital Corp.:
6.125%, 11/15/2008	390,000	337,931
6.375%, 5/1/2009	75,000	64,504
8.375%, 3/15/2012	55,000	50,297
US West Communication, Inc., 7.25%, 9/15/2025	385,000	308,000
		5,251,208
Utilities 1.0%
Calpine Corp., 8.5%, 2/15/2011	315,000	142,538
CMS Energy Corp.:
7.5%, 1/15/2009	120,000	102,000
8.5%, 4/15/2011	665,000	565,250
8.9%, 7/15/2008	100,000	86,500
Public Service Co. of Colorado, 7.875%, 10/1/2012	240,000	263,070
Southwest Gas Corp., 8.375%, 2/15/2011	135,000	146,648
Southwestern Public Service Co., Series A, 6.2%, 3/1/2009	55,000	54,873
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	130,000	118,300
		1,479,179
Total Corporate Bonds (Cost $82,084,254)		72,181,440

Foreign Bonds - US$ Denominated 57.9%
Acetex Corp., 10.875%, 8/1/2009	180,000	190,800
Antenna TV SA, 9.0%, 8/1/2007	100,000	60,000
Bluewater Finance Ltd., 10.25%, 2/15/2012	290,000	272,600
British Sky Broadcasting PLC:
6.875%, 2/23/2009	415,000	425,375
8.2%, 7/15/2009	350,000	378,875
Central Bank of Dominican Republic, 9.5%, 9/27/2006	2,300,000	2,449,500
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	140,000	113,575
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	860,000	627,800
Condelco, Inc., 6.375%, 11/30/2012	50,000	49,546
Conproca SA de CV, 12.0%, 6/16/2010	135,000	161,663
Corp Durango SA, 13.75%, 7/15/2009	315,000	163,800
Disco SA, 9.875%, 5/15/2008	120,000	103,200
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0.0% to 5/15/2004, 14.0% to 5/15/2009*	500,000	50
Euramax International PLC, 11.25%, 10/1/2006	470,000	481,750
Fage Dairy Industry SA, 9.0%, 2/1/2007	200,000	191,500
Federative Republic of Brazil:
8.875%, 4/15/2024	4,000,000	1,964,000
11.0%, 8/17/2040	2,900,000	1,655,900
Series L, LIBOR plus 0.875%, 2.625%, 4/15/2012	5,500,000	2,784,375
Global Telesystems, Inc.:
10.875%, 6/15/2008*	200,000	20
11.5%, 12/15/2007*	550,000	55
Gruma SA de CV, 7.625%, 10/15/2007	90,000	85,725
Grupo Elektra SA de CV, 12.0%, 4/1/2008	50,000	39,500
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	825,000	773,438
12.5%, 6/15/2012	195,000	193,050
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	425,000	432,438
Innova S de R.L., 12.875%, 4/1/2007	320,000	259,200
Intrawest Corp., 10.5%, 2/1/2010	125,000	128,750
Ivory Coast, Step-up Coupon, 2.0% to 3/31/2005, 2.5% to 3/31/2007, 3.0% to 3/31/2010*	980,000	144,550
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating Rate Bond, LIBOR plus 8.125%, 2.75%, 7/19/2010	2,187,583	1,957,887
Luscar Coal Ltd., 9.75%, 10/15/2011	50,000	54,250
MetroNet Communications Corp.:
12.0%, 8/15/2007*	150,000	22,500
10.75%, 11/1/2007*	450,000	65,250
Millicom International Cellular SA, 13.5%, 6/1/2006	575,000	230,000
Ocean Rig Norway AS, 10.25%, 6/1/2008	225,000	200,250
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	155,000	171,275
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	305,000	85,400
Petronas Capital Ltd., 7.875%, 5/22/2022	6,450,000	6,730,826
PTC International Finance BV, 10.75%, 7/1/2007	400,000	416,000
PTC International Finance II SA, 11.25%, 12/1/2009	100,000	106,000
Republic of Argentina:
9.75%, 9/19/2027*	2,200,000	505,820
11.375%, 3/15/2010*	270,000	62,100
11.375%, 3/15/2010*	1,200,000	264,095
11.375%, 1/30/2017*	850,000	199,780
11.75%, 4/7/2009*	4,890,000	1,076,093
11.75%, 6/15/2015*	500,000	115,070
12.375%, 2/21/2012*	750,000	165,000
Series BGL4, 11.0%, 10/9/2006*	900,000	189,450
Republic of Bulgaria:
8.25%, 1/15/2015	4,000,000	4,320,000
Series IAB, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, 2.688%, 7/28/2011	1,649,000	1,525,325
Republic of Chile, 7.125%, 1/11/2012	1,600,000	1,722,619
Republic of Colombia:
7.625%, 2/15/2007	400,000	367,400
8.625%, 4/1/2008	3,700,000	3,478,000
9.75%, 4/23/2009	800,000	772,000
10.5%, 7/9/2010	2,000,000	1,940,000
Republic of Ecuador, Step-up Coupon, 6.0% to 8/1/2003, 7.0% to 8/1/2004, 8.0% to 8/1/2005, 9.0% to 8/1/2006	2,800,000	1,232,000
Republic of Philippines, 10.625%, 3/16/2025	2,100,000	2,136,750
Republic of Turkey:
10.5%, 1/13/2008	1,700,000	1,780,750
11.875%, 1/15/2030	6,350,000	6,889,750
12.375%, 6/15/2009	2,300,000	2,541,500
Republic of Venezuela:
9.25%, 9/15/2027	3,400,000	2,429,300
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus 0.875%, 2.875%, 12/18/2007	5,238,000	4,327,898
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	60,000	53,250
8.75%, 2/2/2011	650,000	619,125
Russian Federation, 5.0%, 3/31/2030	10,355,000	8,115,732
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	5,100,000	4,022,625
Stagecoach Holdings PLC, 8.625%, 11/15/2009	740,000	638,334
Star Choice Communications, Inc., 13.0%, 12/15/2005	215,000	202,100
Stena AB:
8.75%, 6/15/2007	195,000	195,000
9.625%, 12/1/2012	445,000	453,900
Stone Container Corp., 11.5%, 8/15/2006	190,000	202,350
TeleWest Communications PLC, 11.0%, 10/1/2007*	515,000	87,550
TFM SA de CV, Step-up Coupon, 11.75% to 6/15/2009	50,000	47,500
Tyco International Group SA:
5.8%, 8/1/2006	1,300,000	1,209,000
6.125%, 11/1/2008	945,000	855,225
6.125%, 1/15/2009	1,015,000	918,575
6.375%, 10/15/2011	390,000	349,050
6.75%, 2/15/2011	145,000	131,225
Ukraine Government, 11.0%, 3/15/2007	1,176,000	1,183,056
United Mexican States:
11.5%, 5/15/2026	1,600,000	2,121,248
11.5%, 5/15/2026	3,277,000	4,368,241
Series A, Value Recovery Rights*	1,000	3
Vicap SA, 11.375%, 5/15/2007	450,000	373,500
Yell Finance BV:
10.75%, 8/1/2011	75,000	82,500
Step-up Coupon, 0.0% to 8/1/2006, 13.5% to 8/1/2011	165,000	117,975
Total Foreign Bonds - US$ Denominated (Cost $87,255,399)		88,558,437

Foreign Bonds - Non US$ Denominated 9.1%
Bundes Republic of Deutschland, 6.0%, 1/4/2007 Euro	7,158,086	7,718,301
Ivory Coast:
LIBOR plus 0.8125%, 2.0%, 3/29/2018* Euro	4,055,144	600,078
Step-up Coupon, 1.9% to 3/31/2007, 2.9% to 3/29/2018* Euro	144,827	24,452
Republic of Argentina:
8.0%, 2/26/2008* Euro	1,450,000	244,248
LIBOR plus 5.1%, 8.397%, 12/22/2004* Euro	1,700,000	320,073
Romania, 10.625%, 6/27/2008 Euro	2,300,000	2,658,862
Tyco International Group SA, 6.125%, 4/4/2007 Euro	50,000	44,568
Ukraine Government, 10.0%, 3/15/2007 Euro	2,402,400	2,296,471
Total Foreign Bonds - Non US$ Denominated (Cost $15,862,475)		13,907,053

Goverment National Mortgage Association 0.9%
Government National Mortgage Association, 6.5% with various maturities until 7/15/2024 (Cost $1,327,093)	1,391,904	1,458,947

Convertible Bonds 0.2%
Avaya, Inc., Zero Coupon, 10/31/2021	420,000	150,696
DIMON, Inc., 6.25%, 3/31/2007	90,000	80,100
Solectron Corp., Zero Coupon, 11/20/2020	180,000	90,254
Total Convertible Bonds (Cost $288,606)		321,050

	Shares	Value ($)

Other 3.7%
Riverside Loan Trust II, 3.532%, 7/16/2008 (d)	10,000,000	5,672,820
SpinCycle, Inc.*	13,881 (e)	6,941
SpinCycle, Inc. "F"*	97 (e)	5
Total Other (Cost $10,033,925)		5,679,766

Common Stocks 0.2%
AMF Bowling Worldwide, Inc.*	2,059	38,194
Capital Pacific Holdings, Inc.*	1,185	3,780
Dade Behring, Inc.*	8,866	145,846
FRD Acquisition Co.*	1,474	5,837
ICG Communications, Inc.*	1,056	11
Mariner Health Care, Inc.*	1,730	11,660
MEDIQ, Inc.*	184	799
Metal Management, Inc.*	21,084	80,646
National Vision, Inc.*	63,205	19,594
The Manitowoc Co., Inc.	769	20,609
Total Common Stocks (Cost $3,029,770)		326,976

Warrants 0.0%
American Banknote Corp.*	330	0
AMF Bowling Worldwide, Inc.*	4,735	18,940
AMF Bowling Worldwide, Inc.*	4,846	20,596
DeCrane Aircraft Holdings, Inc.*	350	4
Destia Communications, Inc.*	370	0
Empire Gas Corp.*	552	0
KMC Telecom Holdings, Inc.*	650	0
Mariner Health Care, Inc.*	1,634	94
McLeodUSA, Inc.*	917	413
Ono Finance PLC*	140	1
Republic Technologies International LLC*	730	7
Waxman Industries, Inc.*	12,154	122
Total Warrants (Cost $2,251,815)		40,177

Preferred Stocks 0.3%
Sinclair Capital	3,600	381,600
TNP Enterprises, Inc.*	500	37,500
Total Preferred Stocks (Cost $397,000)		419,100

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.*	414	1,867
World Access, Inc. "D"*	215	0
Total Convertible Preferred Stocks (Cost $398,944)		1,867

Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $1,154,207)	1,154,207	1,154,207

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $204,083,488) (a)	120.2	184,049,020
Other Assets and Liabilities, Net	4.6	7,064,843
Notes payable	(24.8)	(38,000,000)
Net Assets	100.0	153,113,863

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $205,133,947. At November 29, 2002, net unrealized depreciation for all securities based on tax cost was $21,084,927. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,214,499 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,299,426.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) The Riverside Loan Trust II portfolio is also managed by Deutsche Asset Management Americas Inc. The Riverside Loan Trust II does not pay Deutsche Asset Management Americas Inc. a management fee for the Fund's investment in the Trust.
(e) Represents number of units.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $204,083,488)	$ 184,049,020
Foreign currency, at value (cost $470,376)	466,781
Receivable for investments sold	6,016,226
Dividends receivable	10,678
Interest receivable	4,203,420
Unrealized appreciation on forward currency exchange contracts	83,793
Other assets	152,229
Total assets	194,982,147
Liabilities
Notes payable	38,000,000
Payable for investments purchased	3,426,248
Interest payable	194,587
Unrealized depreciation on forward currency exchange contracts	6,373
Accrued management fee	110,755
Other accrued expenses and payables	130,321
Total liabilities	41,868,284
Net assets, at value	$ 153,113,863
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(102,734)
Net unrealized appreciation (depreciation) on: Investments	(20,034,468)
Foreign currency related transactions	96,673
Accumulated net realized gain (loss)	(47,452,571)
Paid-in capital	220,606,963
Net assets, at value	$ 153,113,863
Net Asset Value
Net Asset Value per share ($153,113,863 / 20,365,909 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Income: Interest	$ 18,966,012
Dividends	61,940
Total Income	19,027,952
Expenses: Management fee	1,336,153
Services to shareholders	30,225
Custodian fees	25,696
Auditing	46,112
Legal	8,204
Trustees' fees and expenses	13,562
Reports to shareholders	133,345
Interest expense	888,586
Other	125,278
Total expenses, before expense reductions	2,607,161
Expense reductions	(2,388)
Total expenses, after expense reductions	2,604,773
Net investment income	16,423,179
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(16,658,406)
Foreign currency related transactions	(392,178)
(17,050,584)
Net unrealized appreciation (depreciation) during the period on: Investments	7,037,004
Foreign currency related transactions	107,795
7,144,799
Net gain (loss) on investment transactions	(9,905,785)
Net increase (decrease) in net assets resulting from operations	$ 6,517,394

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2002	2001
Operations: Net investment income	$ 16,423,179	$ 17,934,823
Net realized gain (loss) on investment transactions	(17,050,584)	(13,517,223)
Net unrealized appreciation (depreciation) during the period on investment transactions	7,144,799	12,348,358
Net increase (decrease) in net assets resulting from operations	6,517,394	16,765,958
Distributions to shareholders from: Net investment income	(16,127,007)	(21,636,800)
Return of capital	(937,595)	-
Fund share transactions: Reinvestment of distributions	850,147	1,455,642
Net Increase (decrease) in net assets from fund share transactions	850,147	1,455,642
Increase (decrease) in net assets	(9,697,061)	(3,415,200)
Net assets at beginning of period	162,810,924	166,226,124
Net assets at end of period (including undistributed (distributions in excess of) net investment income of ($102,734) and $838,360, respectively)	$ 153,113,863	$ 162,810,924
Other Information
Shares outstanding at beginning of period	20,258,342	20,090,612
Shares issued to shareholders in reinvestment of distributions	107,567	167,730
Shares outstanding at end of period	20,365,909	20,258,342

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2002
Cash Flows from Operating Activities:
Investment income received	$ 16,007,909
Payment of operating expenses	(1,830,300)
Payment of interest expense	(1,357,927)
Proceeds from sales and maturities of investments	210,372,910
Purchases of investments	(213,890,305)
Net purchases and maturities of short-term investments	(631,051)
Cash provided by operating activities	$ 8,671,236
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 8,000,000
Distributions paid (net of reinvestment of distributions)	(16,214,455)
Cash used by financing activities	(8,214,455)
Increase in cash	456,781
Cash at beginning of period	10,000
Cash at end of period	$ 466,781
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$ 6,517,394
Net decrease in cost of investments	13,205,380
Net increase in unrealized appreciation (depreciation) on investments	(7,435,978)
Decrease in dividends and interest receivable	124,838
Increase in other net assets	(152,229)
Increase in receivable for investments sold	(6,016,226)
Increase in payable for investments purchased	2,947,325
Decrease in unrealized appreciation/depreciation on forward currency contracts	(87,592)
Increase in interest payable	119,443
Decrease in other accrued expenses and payables	(551,119)
Cash provided by operating activities	$ 8,671,236
Non-cash financing activities
Reinvestment of distributions	$ 850,147

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.04	$ 8.27	$ 9.72	$ 10.42	$ 10.83
Income (loss) from investment operations:
Net investment income	.81[a]	.89[a]	1.01[a]	1.02[a]	.88
Net realized and unrealized gain (loss) on investment transactions	(.49)	(.05)	(1.43)	(.86)	(.48)
Total from investment operations	.32	.84	(.42)	.16	.40
Less distributions from: Net investment income	(.80)	(1.07)	(1.03)	(.86)	(.81)
Return of capital	(.04)	-	-	-	-
Total Distributions	(.84)	(1.07)	(1.03)	(.86)	(.81)
Net asset value, end of period	$ 7.52	$ 8.04	$ 8.27	$ 9.72	$ 10.42
Market value, end of period	$ 7.33	$ 8.52	$ 8.06	$ 8.31	$ 9.25
Total Return
Based on net asset value (%)[b]	4.17	10.21	(3.86)	2.48	3.77
Based on market value (%)[b]	(4.18)	19.80	9.60	(1.27)	(5.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	163	166	195	209
Ratio of expenses (%)	1.66	2.08	2.20	1.65	.98
Ratio of expenses excluding interest expense (%)	1.09	1.04	1.03	1.09	.98
Ratio of net investment income (%)	10.45	10.80	10.90	10.16	8.25
Portfolio turnover rate (%)	117	31	26	51	118
Total debt outstanding end of period ($ thousands)	38,000	30,000	30,000	30,000	-
Asset coverage per $1,000 of debt	5,029	6,427	6,541	7,510	-
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.
[c] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.66% to 10.45%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security it traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $45,656,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($5,253,000), November 30, 2006 ($746,000), November 30, 2007 ($2,251,000), November 30, 2008 ($7,175,000), November 30, 2009 ($13,990,000) and November 30, 2010 ($16,241,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $750,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (45,656,000)
Unrealized appreciation (depreciation) on investments	$ (21,084,927)

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ (16,127,007)
Return of capital	$ (937,595)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2002. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

Investing in Emerging Markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

Other Considerations. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $216,856,752 and $216,396,134, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new investment management agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets.

Effective September 2, 2002, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that is allocated to it by DeIM for management.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $30,225, of which $4,849 is unpaid at November 30, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002, totaled $67,179 and are reflected as interest income on the Statement of Operations.

D. Borrowings

The notes payable represents a secured loan of $38,000,000 from Barton Capital Corporation at November 30, 2002. The note bears interest at the commercial paper rate plus dealer fees (1.875% at November 30, 2002) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $60,000,000 at any one time and which is renewable annually until May 28, 2005.

Prior to May 31, 2002, the Fund was party to a credit facility with Bank of America and State Street Bank and Trust Company, the amount of which was not to exceed $70,000,000 at any one time. Loans under this facility bore interest at the 5 month LIBOR plus 0.45% which was payable at maturity.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2002 was approximately $33,854,795 with a weighted average interest rate of 2.270%.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2002, the Fund's custodian fees were reduced by $2,388.

F. Forward Foreign Currency Commitments

As of November 30, 2002, the Fund had the following forward currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
USD	946,010	EUR	950,000	2/28/2003	$ (6,161)
EUR	44,208	USD	43,589	1/24/2003	(212)
EUR	2,500,000	USD	2,510,000	1/31/2003	34,014
EUR	7,525,000	USD	7,494,373	2/28/2003	49,779
					$ 77,420

Currency Abbreviation
EUR	Euro

G. Change in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $398,974 reduction in cost of securities and a corresponding $398,974 increase in net unrealized appreciation, based on securities held by Scudder Multi-Market Income Trust on December 1, 2001.

The effect of this change for the year ended November 30, 2002 was to decrease net investment income by $253,384, decrease net unrealized appreciation by $64,905, increase net realized gains by $318,289. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Multi-Market Income Trust (the "Trust") as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Multi-Market Income Trust, at November 30, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 14, 2003	/s/ Ernst & Young LLP

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President,; Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Jan C. Faller[5] (36) Vice President, 2001-present	Managing Director of Deutsche Asset Management (1999-present); prior thereto, investment manager, PanAgora Asset Management, and banking officer, Wainwright Bank & Trust Co.	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 280 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219066 Kansas City, MO 64121-9066
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Notes